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                                                                EXHIBIT 10.11

                    STANDARD INDUSTRIAL LEASE--MULTI-TENANT
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
                                     [AIR LOGO]

1. PARTIES. This Lease, dated, for reference purposes only, FEBRUARY 1, 1993, is made by and between Loral Corporation, a New York corporation, with an office at 600 Third Avenue, New York, NY 10016 (herein called "Lessor") and CAVCO Industries, Inc., an Arizona corporation with an office at 301 East Bethany Home Road, Phoenix, AZ 85012 (herein called "Lessee").

2.  PREMISES, PARKING AND COMMON AREAS.

    2.1 PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, real property situated in the County of Maricopa, State of Arizona commonly known as a portion of Building 6 in the Westvalley Technology Centre located at 1300 South Litchfield Road, Goodyear, AZ as shown on Exhibit "A" attached hereto, hereinafter referred to as the "Premises," as may be outlined on an Exhibit attached hereto, including rights to the Common Areas as hereinafter specified but not including any rights to the roof of the Premises or to any Building in the Industrial Center. The Premises are a portion of a building, herein referred to as the "Building." The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center." The premises shall include the equipment listed on
Schedule I attached hereto.

    2.2 VEHICLE PARKING. Lessee shall be entitled to 300 vehicle parking spaces, unreserved and unassigned, on those portions of the Common Areas designated by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles." Such spaces shall be located on the east side of Litchfield Road as designated by Lessor.

         2.2.1 Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

         2.2.2 If Lessee permits or allows any of the prohibited activities described in paragraph 2.2 of this Lease, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

    2.3 COMMON AREAS--DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

    2.4 COMMON AREAS--LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

    2.5 COMMON AREAS--RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Lessee agrees to abide by and conform to all such rules and regulations, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center. (See Addendum)

    2.6 COMMON AREAS--CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

         (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (b) To close temporarily any of the Common Areas for maintenance purposes, so long as reasonable access to the Premises remains available; (d) To add additional buildings and improvements to the Common Areas; (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate, so long as access to the premises is not impaired.

         2.6.1 Lessor shall at all times provide the parking facilities required by applicable law and in no event shall the number of parking spaces that Lessee is entitled to under paragraph 2.2 be reduced.

3.  TERM.

    3.1 TERM. The term of this Lease shall be for Five (5) Years commencing on February 1, 1993 and ending on January 31, 1998 unless sooner terminated pursuant to any provision hereof, or extended pursuant to Paragraph 49.

    3.2 DELAY IN POSSESSION. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

    3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4.  RENT.

    4.1 BASE RENT. Lessee shall pay to Lessor, as Base Rent for the Premises, without any offset or deduction, except as may be otherwise expressly provided in this Lease, on the 1st day of each month of the term hereof, monthly payments in advance of $Seventeen Thousand Eight Hundred Seventy-Nine ($17,879.00) Dollars, subject to the abatements provided for in Paragraph 48. See Paragraph 61. Lessee shall pay Lessor upon execution hereof $17,879.00 as Base Rent for February, March, April 1993. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the Base Rent. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

    4.2 OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:
         (a) "Lessee's Share" is defined, for purposes of this Lease as 18.1 percent.
         (b) "Operating Expenses" is defined, for purposes of this Lease, as all costs incurred by Lessor, if any, for:
              (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:
                   (aa) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities and fences and gates.
                   (bb)  Trash disposal services.
                   (cc)  Tenant directories.
                   (dd) Fire detection systems including sprinkler system maintenance and repair.

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                        (ee)    Security services.
                        (ff) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense."
                (ii) The cost of water, gas and electricity to service the Common Areas.

              (c) The inclusion of the improvements, facilities and services set forth in paragraph 4.2(b)(i) of the definition of Operating Expenses shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

              (d) Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each twelve-month period of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses next falling due. If Lessee's payments under this paragraph during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $ -0- as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required to Lessee. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph
4. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6. USE.

     6.1 USE. The Premises shall be used and occupied only for manufacture, assembly and storage of mobile homes and office use incidental thereto, or any other use which is reasonably comparable and for no other purpose.

     6.2 COMPLIANCE WITH LAW.

             (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2(a) shall be of no force or effect if, prior to the date of this Lease, Lessee was an owner or occupant of the Premises and, in such event, Lessor shall correct any such violation at Lessee's sole cost.

             (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises and of the Common Areas. Lessee shall not use nor permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Industrial Center.

     6.3 CONDITION OF PREMISES.

             (a) Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease commencement date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3(a) shall be of no force or effect if prior to the date of this Lease, Lessee was an owner or occupant of the Premises.

             (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7. MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

        7.1 LESSOR'S OBLIGATIONS.  Subject to the provisions of paragraphs
4.2 (Operating Expenses), 6 (Use), 7.2 (Lessee's Obligations) and 9 (Damage or Destruction) and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's employees, suppliers, shippers, customers, or invitees, in which event Lessee shall repair the damage. Lessor, at Lessor's expense, subject to reimbursement pursuant to paragraph 4.2, shall keep in good condition and repair the foundations, exterior walls, structural condition of interior bearing walls, and roof of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs and utility installations of the Common Areas and all parts thereof, as well as providing the services for which there is an Operating Expense pursuant to paragraph 4.2. Lessor shall not, however, be obligated to paint the exterior or interior surface of exterior walls, nor shall Lessor be required to maintain, repair or replace windows, doors or plate glass of the Premises. Lessor shall have no obligation to make repairs under this paragraph 7.1 until a reasonable time after receipt of written notice from Lessee of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair. Lessor shall not be liable for damages or loss of any kind or nature by reason of Lessor's failure to furnish any Common Area Services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbances or disputes of any character, or by any other cause beyond the reasonable control of Lessor.

        7.2 LESSEE'S OBLIGATIONS.

             (a) Subject to the provisions of paragraphs 6 (Use), 7.1 (Lessor's Obligations), and 9 (Damage or Destruction), Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, ventilating and air conditioning systems (Lessee shall procure and maintain, at Lessee's expense, a ventilating and air conditioning system maintenance contract), electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises. Lessor reserves the right to procure and maintain the ventilating and air conditioning system maintenance contract and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

             (b) If Lessee fails to perform Lessee's obligations under this paragraph 7.2 or under any other paragraph of this Lease, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of emergency, in which no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next Base Rent installment.

             (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

        7.3 ALTERATIONS AND ADDITIONS.

             (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, or the Industrial Center, except for nonstructural alterations to the Premises not exceeding $2,500 in cumulative costs, during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the Building nor the Industrial Center without Lessor's prior written consent. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the


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expiration of the term, and restore the Premises and the Industrial Center to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any or all of the same.

                (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Industrial Center that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

                (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, or the Industrial Center, or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises or the Industrial Center, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises and the Industrial Center free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

                (d) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall be the property of Lessor and shall remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Notwithstanding the provisions of this paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

        7.4     UTILITY ADDITIONS.      Lessor reserves the right to install
new or additional utility facilities throughout the Building and the Common Areas for the benefit of Lessor or Lessee, or any other lessee of the Industrial Center, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.      INSURANCE: INDEMNITY.

        8.1 LIABILITY INSURANCE -- LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and the Industrial Center. Such insurance shall be in an amount not less than $500,000.00 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

        8.2 LIABILITY INSURANCE -- LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Industrial Center in an amount not less than $500,000.00 per occurrence.

        8.3 PROPERTY INSURANCE. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Industrial Center improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in an amount not to exceed the full replacement value thereof, as the same may exist form time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises), special extended perils ("all risk", as such term is used in the insurance industry), plate glass insurance and such other insurance as Lessor deems advisable. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period.

        8.4     PAYMENT OF PREMIUM INCREASE.

                (a) After the term of this Lease has commenced, Lessee shall not be responsible for paying Lessee's Share of any increase in the property insurance premium for the Industrial Center specified by Lessor's Insurance carrier as being caused by the use, acts or omissions of any other lessee of the Industrial Center, or by the nature of such other lessee's occupancy which create an extraordinary or unusual risk.

                (b) Lessee, however, shall pay the entirety of any increase in the property insurance premium for the Industrial Center over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

                (c) Lessee shall pay to Lessor, during the term hereof, in addition to the rent, Lessee's Share (as defined in paragraph 4.2(a) of the amount of any increase in premiums for the insurance required under paragraphs
8.2 and 8.3 over and above such premiums paid during the Base Period, as hereinafter defined, whether such premium increase shall be the result of the nature of Lessee's occupancy, any act or omission of Lessee, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, or general rate increases. In the event that the Premises have been occupied previously, the words "Base Period" shall mean the last twelve months of the prior occupancy. In the event that the Premises have never been occupied previously, the premiums during the "Base period" shall be deemed to be the lowest premiums reasonably obtainable for said insurance assuming the most nominal use of the Premises. Provided, however, in lieu of the Base Period, the parties may insert a dollar amount at the end of this sentence which figure shall be considered as the insurance premium for the Base Period: $72,000.00. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance coverage in excess of $500,000.00 procured under paragraph 8.2.

                (d) Lessee shall pay any such premium increases to Lessor within 30 days after receipt by Lessee of a copy of the premium statement or other satisfactory evidence of the amount due. If the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall also deliver to Lessee a statement of the amount of such increase attributable to the Premises and showing in reasonable detail, the manner in which such amount was computed. If the term of this Lease shall not expire concurrently with the expiration of the period covered by such insurance, Lessee's liability for premium increases shall be prorated on an annual basis.

        8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at lease B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the commencement date of this Lease. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof.

        8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

        8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Industrial Center, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against Lessor by reason of any such claim. Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Industrial Center arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

        8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Industrial Center, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Industrial Center, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Industrial Center, nor from the failure of Lessor to enforce the provisions of any other lease of the Industrial Center. (SEE ADDENDUM)

9.      DAMAGE OR DESTRUCTION.

        9.1     DEFINITIONS.

                (a) "Premises Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the premises.

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                (b) "Premises Total Destruction" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Premises.

                (c) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of the then replacement cost of the Building.

                (d) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the Building.

                (e) "Industrial Center Buildings" shall mean all of the buildings on the Industrial Center site.

                (f) "Industrial Center Buildings Total Destruction" shall mean if the Industrial Center Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Industrial Center Buildings.

                (g) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact than an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

                (h) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed prior to the damage occurring excluding all improvements made by lessees.

        9.2 PREMISES PARTIAL DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

                (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense repair such damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. (SEE ADDENDUM)

                (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls into the classification of Premises
Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from using the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

        9.3 PREMISES TOTAL DESTRUCTION; PREMISES BUILDING TOTAL DESTRUCTION; INDUSTRIAL CENTER BUILDINGS TOTAL DESTRUCTION.

                (a) Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, and which falls into the classifications of either (i) Premises Total Destruction, or (ii) Premises Building Total Destruction, or (iii) Industrial Center Buildings Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible at Lessor's expense, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall be cancelled and terminated as of the date of the occurrence of such damage. (SEE ADDENDUM)

        9.4 DAMAGE NEAR END OF TERM.

                (a) Subject to paragraph 9.4(b), if at any time during the last six months of the term of this Lease there is substantial damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

                (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage, during the last six months of the term of this Lease. If lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary. (SEE ADDENDUM)

        9.5 ABATEMENT OF RENT; LESSEE'S REMEDIES.

                (a) In the event Lessor repairs or restores the Premises pursuant to the provisions of this paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of such damage, destruction, repair or restoration. (SEE ADDENDUM)

                (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

        9.6 TERMINATION--ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

        9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. REAL PROPERTY TAXES.

        10.1 PAYMENT OF TAX INCREASE. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Industrial Center, provided, however, that Lessee shall pay, in addition to rent, Lessee's Share (as defined in paragraph 4.2(a)) of the amount, if any, by which real property taxes applicable to the Premises increase over the fiscal real estate tax year 1993. Such payment shall be made by Lessee within thirty (30) days after receipt of Lessor's written statement setting forth the amount of such increase and the computation thereof. If the term of this Lease shall not expire concurrently with the expiration of the tax fiscal year, Lessee's liability for increased taxes for the last partial lease year shall be prorated on an annual basis.

        10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying Lessee's Share of any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

        10.3 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Industrial Center or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Industrial Center or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Industrial Center. The term "real property tax" shall also include any tax, fee, levy, assessment or charge
(i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or
(ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Industrial Center or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

        10.4 JOINT ASSESSMENT. If the Industrial Center is not separately assessed, Lessee's Share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

        10.5 PERSONAL PROPERTY TAXES.

                (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

                (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.


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12.  ASSIGNMENT AND SUBLETTING.

     12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease without the need for notice to Lessee under paragraph 13.1.

     12.2 LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate," provided that before such assignment shall be effective said assignee shall assume, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3 TERMS AND CONDITIONS OF ASSIGNMENT. Regardless of Lessor's consent, no assignment shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the Base Rent and Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder. Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this lease. Consent to one assignment shall not be deemed consent to any subsequent assignment. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this lease.

     12.4 TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be included in subleases:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease, Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

          (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

          (c) If Lessee's obligations under this Lease have been guaranteed by third parties, then a sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

          (d) The consent by Lessor to any subletting shall not release Lessee from its obligations or alter the primary liability of Lessee to pay the rent and perform and comply with all of the obligations of Lessee to be performed under this Lease.

          (e) The consent by Lessor to any subletting shall not constitute a consent to any subsequent subletting by Lessee or to any assignment or subletting by the sublessee. However, Lessor may consent to subsequent subletting and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability.

          (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

          (g) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessors, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

          (h) Each and every consent required of Lessee under a sublease shall also require the consent of Lessor.

          (i) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (j) Lessor's written consent to any subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

          (k) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within ten (10) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

     12.5 ATTORNEY'S FEES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorney's fees incurred in connection therewith, such attorney's fees not to exceed $350.00 for each such request.

13.  DEFAULT; REMEDIES.

     13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

          (a) The vacating or abandonment of the Premises by Lessee. (SEE ADDENDUM)

          (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph. (SEE ADDENDUM)

          (c) Except as otherwise provided in this Lease, the failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph
(b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion. To the extent permitted by law, such thirty (30) days notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

          (d) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days, in the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

          (e) The discovery by Lessor that any financial statement given Wto lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, was materially false.

     13.2 REMEDIES. In the event of any such material default by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease. (SEE ADDENDUM)


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              (b)  Maintain Lessee's right to possession in which case this
Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

          13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

        13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Industrial Center. Accordingly, if any installment of Base Rent, Operating Expenses, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee. Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of any of the aforesaid monetary obligations of Lessee, then Base Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4.1 or any other provision of this Lease to the contrary.

14. CONDEMNATION. If the Premises or any portion thereof or the Industrial Center are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent of the floor area of the Premises, or more than twenty-five percent of that portion of the Common Areas designated as parking for the Industrial Center is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. No reduction of rent shall occur if the only area taken is that which does not have the Premises located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.     BROKER'S FEE.

        (a) Upon execution of this Lease by both parties, Lessor shall pay to GRUBB & ELLIS Licensed real estate broker(s), a fee as set forth in a separate agreement between Lessor and said broker(s), XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.
Lessee represents that it dealt with no other Broker in connection with this lease.

16.     ESTOPPEL CERTIFICATE.

        (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, as in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the requesting party. (SEE ADDENDUM)

        (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

        (c) If Lessor desires to finance, refinance, or sell the Industrial Center, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth. (SEE ADDENDUM)

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Industrial Center, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee. (SEE ADDENDUM)

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expenses and insurance and tax expenses payable shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Industrial Center and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may be notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee. (SEE ADDENDUM)


MULTI-TENANT-GROSS                                            Initials /s/______
c: American Industrial Real Estate Association 1988                    _________

24. WAIVERS. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Industrial Center is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Industrial Center is located.

30.  SUBORDINATION.

     (a) This Lease, and any Option granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Industrial Center and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

     (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX (SEE ADDENDUM)

31. ATTORNEY'S FEES. If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers,lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Industrial Center as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises or the Industrial Center without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Industrial Center.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Industrial Center.

39.  OPTIONS

     39.1 DEFINITION. As used in this paragraph the word "Option" has the following meaning: (1) the right or opinion to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Industrial Center or other property of Lessor or the right of first offer to lease other space within the Industrial Center or other property of Lessor; (3) the right or option to purchase the Premises or the Industrial Center, or the right of first refusal to purchase the Premises or the Industrial Center, or the right of first offer to purchase the Premises or the Industrial Center, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

     39.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     39.4  EFFECT OF DEFAULT ON OPTIONS.

        (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the date after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1(a), 13.1(d), or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b) or paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that lessee attempts to exercise the subject of Option.

        (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

        (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits default described in paragraphs
13.1(a), 13.1(d) or 13.1 (e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured.

     40. SECURITY MEASURES. Lessee hereby acknowledges that lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Industrial Center. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at lessor's sole option from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).


MULTI-TENANT-GROSS                                          Initials: /s/______
Copyright American Industrial Real Estate Association 1982            _________

41. Easements. Lessor ???? to itself the right, from time to time, to grant such easements, ???? dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment, under protest, and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. Authority. If Lessee is a corporation, trust or general limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by Lessor and Lessee.

46. Addendum. Attached hereto is an addendum or addenda containing paragraphs 47 through 70 which constitute a part of this Lease.




LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

                THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO. THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.



         LESSOR                                         LESSEE


LORAL CORPORATION                             CAVCO INDUSTRIES, INC.
------------------------------------          ----------------------------------

By                                            By /s/ Robert Ward, Vice President
  ----------------------------------             -------------------------------

By                                            By
  ----------------------------------            --------------------------------


Executed on                                   Executed on December 28, 1992
            ------------------                            ----------------------
              (Corporate seal)                                  (Corporate seal)


     ADDRESS FOR NOTICES                               ADDRESS

Loral Corporation                             301 East Bethany Home Road, C178
600 Third Avenue                              ----------------------------------
------------------------------------
New York, NY 10016
Attn: Vice President/General Counsel          Phoenix, AZ 85012
------------------------------------          ----------------------------------

Rent payments and Copy of Notices to:
Westvalley Technology Centre                  Attn: Vice President
------------------------------------                ----------------------------
P.O. Box 1795
Litchfield Park, AZ 85340
------------------------------------


NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION,
      345 So. Figueroa St., M-1, Los Angeles, CA 90071. (213) 687-8777.

                                                                      Revision
                                                                      12/18/92


Additions, Changes, and/or Modifications to the basic document language are identified below and made a part hereto:

Para. 2.5       (Additional language added to the end of the paragraph)

                "Lessor shall not discriminate in the enforcement of rules and regulations unless the non-enforcement materially impacts or affects the Lessee's business in a negative manner."

Para. 8.7       (Last line of the clause following the word "cause")

                Add: "except Lessor's gross negligence or willful misconduct"

Para. 8.8       (Fifth line down following the words "any other cause")

                Add: "except Lessor's gross negligence or willful misconduct"

Para. 9.2       (a) (Third line down following the words "tenant improvements")

                Add: "installed by Lessee."

Para. 9.3       (a) (Fourth line down following the words "tenant
                improvements")

                Add: "installed by Lessee."

Para. 9.4(b)    (Fifth line down following the words "tenant improvements")

                Add: "installed by Lessee."

Para. 9.5(a)    (At the end of the paragraph and following the word
                "restoration")

                Add: "unless caused by the Lessors gross negligence or willful misconduct

Para. 13.1(a)   (At the end of the paragraph and following the word "Lessee")

                Add: "unless Lessee elects to vacate the premises but continues to pay rent according to the lease."

Para. 13.1(b)   Change: "three" to "ten" days.

Para. 13.2(a)   (Sixth line down)

                Delete the words: "amount of such rental loss for the same period that Lessee proves could be reasonably awarded" and

                Insert "reasonable rental value of the premises."

Para. 16(a)     (First Line)

                Change: "10" days to "20" days.

Para. 16(c)     Lessee to provide publicly published financial data
                (Annual and Quarterly Reports)

Para. 19        (First line following the word "interest"

                Insert: "at an annual rate equal to ten percent (10%) per annum above the prime rate of Bank of America not to exceed"

Para. 23        (Line five between the words "Lessor" and "hereunder")

                Insert: "or Lessee"

                Delete the word: "Lessor"

                Add the words: "either party"

Para. 23        (Line five)

                Delete the term: "Lessee"

                Add: "the other."

Para. 30(b)     (Line two)

                Delete "10" days

                Insert "20" days

Para. 30(b)     (Lines three to five)

                Delete: All words following "without further notice to Lessee."

                                    ADDENDUM
                  TO STANDARD INDUSTRIAL LEASE - MULTI-TENANT

                                  Premises at
                          Westvalley Technology Centre

                            Dated: February 1, 1993
                                  ------------------

                           Lessor: Loral Corporation
                                  -------------------

                         Lessee: CAVCO Industrial, Inc.
                                ------------------------


        47. Addendum. This Addendum is attached to and made a part of the Lease of even date herewith between the above named Lessor and Lessee. All terms, references and names used herein shall have the same meaning as defined and used in the Lease. However, in the event of any conflict between the provisions of this Addendum and those in the Lease, the provisions of this Addendum shall govern and shall be deemed to modify, revise and delete the provisions in the Lease to the extent of such conflict.

        48. Rent Abatement. The Base Rent payable during the months of February through July of 1993 shall be as follows:

                        Month                   Rent To Be Paid
                        -----                   ---------------
                     February 1993                $ 5,900.00
                     March 1993                   $ 5,900.00
                     April 1993                   $ 5,900.00
                     May 1993                     $11,800.14
                     June 1993                    $11,800.14
                     July 1993                    $11,800.14

        49.     Options to Extend the Term

                49.1 First Extended Term. Subject to the provisions of paragraph 49.3, Lessee shall have the option to extend the term of this Lease beyond the term specified in paragraph 3.1 (herein referred to as the "Initial Term") for an additional period of five years commencing on the date following the expiration of the Initial Term (herein referred to as the "First Extended Term") by giving notice to Lessor of its election so to extend such term on or prior to March 1, 1997.

                49.2 Second Extended Term. Subject to the terms and conditions set forth in paragraph 49.4, Lessee shall have the option to extend the term of this Lease for an additional period of five (5) years commencing on the expiration of the First Extended Term (herein referred to as the "Second Extended Term") by giving notice to Lessor of its election so to extend such term on or prior to March 1, 2002.

                49.3 Third Extended Term. Subject to the terms and conditions set forth in paragraph 49.4, Lessee shall have the option to extend the term of the Lease for an additional five (5) years commencing on the expiration of the Second Extended Term (herein referred to as the "Third Extended Term") by giving notice to Lessor of its election so to extend such term on or prior to March 1, 2007.

                49.4 Extension Options Terms and Conditions. Time shall be of the essence with regard to the exercise by Lessee of the option to extend the term of this Lease for the First Extended Term, the Second Extended Term, and the Third Extended Term. It shall be a condition upon Lessee's right to exercise any of such extension options that Lessee shall not be in default in the performance of any obligations under this Lease at the time its notice of election to exercise such option is given. Any exercise of any such option by Lessee later than permitted in paragraphs 49.1, 49.2 or 49.3 or at a time when such a default exists shall be ineffective and deemed to be null and void. It shall be a further condition upon Lessee's right to extend such term for the Second Extension Term that Lessee shall have properly exercised its option to extend such term for the First Extended Term. It shall be a further condition upon Lessee's right to extend such term for the Third

Extension Term that Lessee shall have properly exercised its option to extend such term for the Second Extended Term. In the event that Lessee fails to exercise its option to extend such term for the First Extended Term in a valid manner in accordance with this paragraph and paragraph 49.1, then such term shall expire on the expiration of the Initial Term with no further rights on the part of Lessee to extend such term. In the event that such term is extended for the First Extended Term in a valid manner and that thereafter Lessee fails to exercise its option to extend such term for the Second Extended Term in a valid manner in accordance with this paragraph and paragraph 49.2, such term shall expire on the expiration of the First Extended Term with no further rights on the part of Lessee to extend such term. In the event that such term is extended for the Second Extended Term in a valid manner and that thereafter, Lessee fails to exercise its option to extend such term for the Third Extended Term in a valid manner in accordance with this paragraph and paragraph 49.3 such term shall expire on the expiration of the Second Extended Term with no further rights on the part of Lessee to extend such term. In the event that such term is extended for the THIRD Extended Term in a valid manner, then such term shall expire on the expiration of the THIRD Extended Term with no further rights on the part of Lessee to extend the term. All of the terms, covenants and conditions of this Lease shall apply and govern during the First Extended Term, the Second Extended Term, and the Third Extended Term as fully as during the Initial Term, except that the Base Rent shall be the amounts determined pursuant to paragraph 49.5.

        49.5 Extended Term Base Rent. The Base Rent payable for each month during each year of the First Extended Term, the Second Extended Term, and the Third Extended Term, in accordance with paragraph 4.1 shall be adjusted as of the date of the commencement of the First Extended Term and as of the date of the commencement of the Second Extended Term, and as of the date of the commencement of the Third Extended Term (each such date being herein referred to as the "Adjustment Date") to reflect fifty percent (50%) of the change, if any, in the Consumer Price Index (herein referred to as the CPI") for the calendar month immediately preceding such Adjustment Date from the CPI for January 1, 1993 (such months being herein referred to as the "Comparison Months"). The CPI shall be that published by the Bureau of Labor Statistics of the U.S. Department of Labor for all Urban Consumers for Phoenix, Arizona (1982-1984 = 100). In the event that the publication of such Index shall be discontinued or changed, then an alternate Index or other method of adjustment shall be utilized which would most closely reflect the same change in the cost of living between January 1, 1993 and the Adjustment Dates as the CPI would. In the event that Lessor and Lessee cannot agree on such alternate Index, then the matter shall be submitted to decision by the American Arbitration Association in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties. The cost of said arbitrators shall be paid equally by Lessor and Lessee. The adjustment in the Base Rent to be made on each Adjustment Date shall be calculated as follows: the Base Rent payable each month during the year prior to the Adjustment Date shall be multiplied by a fraction, and the denominator of which shall be the CPI for JANUARY 1, 1993, and the numerator which shall be an amount equal to: (1) the CPI for JANUARY 1, 1993, plus (2) fifty percent (50%) of the difference between the CPI for JANUARY 1, 1993 AND THE CPI FOR THE APPLICABLE COMPARISON MONTH. The sum so calculated shall be the new monthly Base Rent payable in accordance with paragraph 4.1 during the First Extended Term, the Second Extended Term, or the Third Extended Term, as the case may be, commencing on such Adjustment Date but in no event shall such new monthly rent be less than the Base Rent payable for the month immediately preceding such Adjustment Date.

        50. Initial Improvements. Lessor shall, at its cost, prior to the commencement of the term of this Lease, construct all of the improvements described on Schedule II hereto. Except for the improvements described on such Schedule, Lessee accepts the Premises and the Common Areas in their present "as-is" condition and Lessee shall, at its cost, be responsible for making all improvements and alterations which are desired by Lessee or required in order for Lessee to use and occupy the Premises for the purposes permitted by this Lease. It is mutually understood that the construction of the drivegate on Yuma Road may require actions by entities beyond the control of either the Lessee or Lessor (City of Goodyear and Maricopa County) with regard to construction or permitting and in the interim period ingress and egress will be provided through the main drivegate on Litchfield Road. If after due diligence the Lessor cannot obtain the necessary approvals for the construction of the Yuma Road drivegate, then Lessee shall accept ingress and egress from the existing drivegate.

        51. Utility Systems. Lessor's responsibility to furnish utilities and other services to the Premises shall be limited to those available, and to the extent available, through the equipment, ducts, pipes, panels and systems existing and serving the Premises as of the date this Lease is executed ("Utility Systems"). Lessor's only responsibility with respect to the maintenance and repair of the Utility Systems shall be to maintain them in operating condition. In accordance with paragraph 11 of the Lease, Lessee shall pay for all of the utilities and services referred to therein as the same are separately metered or, if not separately metered, as determined by Lessor ("Utility Charges") but in no event more than the Lessor actually pays for electricity and gas services. In the case of water and waste disposal services, charges will be a per gallon charge thereby mutually established but in no event will those charges exceed those established by the City of Goodyear for equivalent such services. In connection with such determination by Lessor, Lessee shall at any time and from time to time, at Lessor's request, provide to Lessor and its representative such access to the Premises and such information and data as is determined by Lessor to be relevant to its determination of Utility Charges. Utility Charges determined by Lessor at any time shall be subject to change at any time and from time to time as determined by Lessor. Lessee shall pay its Utility Charges as additional rent upon submission of a written statement from Lessor setting forth the amount of such Charges.

        52. Surrender of Premises. Lessee shall, at its cost and expense, upon or prior to the expiration date of the term of the Lease on the date specified as the expiration date or any sooner termination of such term pursuant to the Lease, be responsible for the removal of all trade fixtures, fuel tanks, pumps and "fields", vehicles, machinery and other property and equipment at any time installed in or placed on or operated within the Premises and the Industrial Center and for the repair of any damage caused by such removal and the complete restoration of the areas affected thereby to the condition existing at the commencement date of the Lease term, including the removal and clean-up of all fuel, oil, grease and other substances which may have emanated from such fixtures, tanks, pumps, "fields", vehicles, machinery and other property and equipment, or from the equipment, aircraft, vehicles and other property of third parties serviced or stored on the Premises by Lessee or otherwise resulting from the activities of Lessee (references herein to Lessee being deemed to include its employees, officers, customers, contractors, agents and invitees).

        53. Compliance with Laws. Lessee acknowledges, agrees and represents to Lessor that Lessor has informed Lessee that the Industrial Center is a legal non-conforming use under applicable Maricopa County Building Code and Zoning laws and that Lessor makes no representation or warranty to Lessee that the Premises may be used for the purposes stated in the Lease under the zoning classification, building codes and local laws and ordinances applicable to the Premises or that the Premises can be leased and used pursuant to the Lease in their present physical condition without physical alterations, repairs and/or additions, structural or non-structural, in order to comply with existing Federal, state, county and city codes, laws and ordinances, and all directives, rules and regulations of any duly constituted authority, presently or hereafter affecting or respecting the Premises (hereinafter referred to as "Laws"), it being agreed that all such alterations, repairs and/or additions, presently or hereafter required under such Laws now in effect or hereafter enacted, shall be carried out at the sole cost and expense of Lessee, even if such compliance shall be the obligation of Lessor pursuant to such Laws, and that Lessee shall indemnify, defend (by counsel reasonably satisfactory to Lessor) and hold harmless Lessor from and against any and all claims, losses, damages, liabilities, penalties, judgments and costs arising as a result of any failure to comply with such Laws on the part of Lessee. Lessee specifically acknowledges that Lessor makes no representation to Lessee as to the accuracy or validity of any statements made by any governmental official or representative with respect to the requirements of the Laws applicable to the Premises or the uses permitted under the Lease. Lessor represents to Lessee that the Premises and materials and equipment therein and the adjacent surface and subsurface areas of Westvalley Technology Centre may contain asbestos, so-called PCB's, TCE and solvents and other substances which are defined as Hazardous or Toxic Materials or Substances under applicable Laws. Lessor shall not be under any obligation to Lessee to remove, abate or otherwise remediate any of such existing materials or substances. Lessee, at its sole cost and expense, shall be responsible for any removal, abatement, containment or other remedial action required in connection with any repairs, alterations, additions or other work undertaken by it.

        54.     Hazardous Materials.

               (a) For the purposes of this Section, the following definitions shall apply:

                        (i)  Hazardous Materials.   As used herein, the term
"Hazardous Material" means petroleum products and any other hazardous or toxic substance, chemical, gas, material or waste, which is or becomes regulated by any local governmental authority, the State of Arizona or the United States government, whether originating from the

Premises or the Industrial Center, or migrating, flowing, percolating, defusing or in any way moving onto or under the Premises or the Industrial Center.

         (ii) ENVIRONMENTAL LAWS. "Environmental Laws" shall mean and include all past, present and future statutes, ordinances, rules, regulations and proclamation of the United States of America, the State of Arizona, Maricopa County and any other Governmental Agency, having jurisdiction over the Property related to the protection of the environment including, but not limited to, the treatment, storage or disposal of Hazardous Materials and any other laws, rules, regulations, statutes or ordinances related to the protection of the environment.

         (b) Lessee, its agents, servants or employees shall not engage in or permit any activity on or about the Premises that violates any Environmental Laws and shall promptly, at Lessees expense, take all investigatory and/or remedial action required or ordered for cleanup of any contamination of the Premises or the elements surrounding same created or suffered by Lessee, its agents, servants, employees or contractors. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders, ground tenant, if any, and the Premises, harmless from and against any and all costs, claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, sums paid in settlement of claims approved by Lessee, attorneys' fees, consultants fees and expert fees) caused by, arising out of or related to
(A) the violation of any Environmental Laws by the Lessee, its agents, servants, employees or contractors on, in or about the Premises or (B) Hazardous Materials in, on or about the Industrial Center, the building or the Premises which was created, handled, placed, stored, used, transported or disposed of by Lessee, its agents, servants, employees or contractors or (C) any such Hazardous Material with respect to which any court or governmental body, or agency having jurisdiction over the Industrial Center holds Lessee responsible for or otherwise requires Lessee to undertake any repair, cleanup, detoxification of other remedial action excluding however, Hazardous Materials on the Premises established to have been caused directly by Lessor or its predecessors use of the Premises.

         (c) Lessor and Lessee agrees as follows with respect to the existence or use of Hazardous Materials on the Premises and in the Industrial Center:

         (1) To Lessor's best knowledge, Lessor hereby represents, warrants and covenants to Lessee as follows:

                  (i) The Premises and the Industrial Center are, as of the date of execution hereof, in compliance with all Environmental Laws except as described in that certain Consent Decree in Civil Action No. 88-1443 PHX EHC, entitled United States of America, Plaintiff, vs. The Goodyear Tire and Rubber Company, Loral Defense Systems-Arizona, a Division of Loral Corporation, Defendants (the "Consent Decree").

                  (ii) Lessor shall be responsible for all costs (which costs shall not be included in Common Area Expenses) incurred in complying with any order, ruling or other requirement of any court or governmental body or agency having jurisdiction over the Industrial Center requiring Lessor to comply with any Environmental Laws which relate to Hazardous Material in, on or about the Industrial Center and the Premises, including, without limitation, the cost of any required or necessary repair, cleanup or detoxification in the preparation of any closure or other required plans, excluding, however, any such cost related to Hazardous Material on the Premises established to have been caused directly by activities engaged in or permitted by Lessee.

                  (iii) To the extent commercially practical, Lessor shall take such action as is necessary to enforce the requirements contained in any leases or occupancy agreements with other tenants or occupants in the Industrial Center which relate to the handling, transportation, storage, treatment, use or disposition of Hazardous Materials by such other tenants or occupants.

                  (iv) Lessor shall indemnify, defend and hold Lessee, its directors, officers, employees and agents and any successor to Lessee's interest in the Premises harmless from and against any and all claims, judgements, damages, penalties, fines, costs, liabilities or losses (including, without limitation, sums paid in settlement, approved by Lessor, of claims, attorneys' fees, consultant fees and expert fees) provided, however, that Lessor shall not be obligated to defend Lessee against third party claims for personal injury or worker's compensation claims, but shall be liable to pay any judgments arising thereunder established to have been caused by, arising out of or related to (A) the breach of any representation, warranty or covenant of Lessor contained herein or (B) Hazardous Material in, on or about the Industrial Center, the Building or the Premises which was created, handled, placed, stored, used, transported or disposed of by Lessor or any party other than Lessee or (C) any such Hazardous Material with respect to which any court or governmental body or agency having jurisdiction over the Industrial Center holds Lessor responsible for or otherwise requires Lessor to undertake any repair, cleanup, detoxification or other remedial action, excluding, however, Hazardous Material on the Premises established to have been caused directly by activities engaged in or permitted by Lessee's use of the Premises or (D) Lessor's failure to comply with its responsibilities under the Consent Decree.

        (3) The parties acknowledge that Lessor is in the process of complying with the provisions of the Consent Decree. In order to establish a "Base Line" as of the date Lessee takes possession, the parties have approved a proposal to employ an Environmental Consultant on behalf of Lessee to conduct a Phase I Environmental Audit (the "Environmental Audit") of the Premises. The cost of the Environmental Audit shall be paid for by the Lessor. The Environmental Audit shall include a Survey of any asbestos containing materials located within the Premises. Lessee agrees to refrain from engaging in any activity which might disturb any asbestos containing materials on the Premises. Lessor acknowledges that it is installing a new roof to the Premises in connection with this Lease and that as part of such installation, the existing roof to be removed may contain asbestos. Lessor agrees that the contractors performing the work shall perform in accordance with the applicable governmental regulations, including, but not limited to those of the Office of Safety and Health Administration and the Environmental Protection Agency and the Arizona Department of Environmental Quality related to the removal of asbestos containing materials.

        (4) Lessee agrees that it shall refrain from using, storing, discharging or disposing of any Hazardous Materials on, under or from the Premises without the consent of Lessor to each specific Hazardous Material so to be used, stored or disposed of. Concurrent with the execution of this Lease Agreement, Lessee has furnished Lessor the Manufacturers Materials Safety Data Sheets for all of the materials used by it in the manufacturing process which may include a Hazardous Material. Lessor acknowledges receipt of those documents and consents to their use by Lessee on the Premises.

        Lessee shall comply with all Environmental Laws which relate to the handling, transportation, storage, treatment, use or disposal of Hazardous Material by Lessee on the Premises.

        Lessee shall not install any underground tanks or other storage equipment or facilities, and shall not discharge any Hazardous Materials or other substances into the sanitary or storm sewer systems serving the Premises in excess of Lessor's NPDES Permit Number AZ0000108.

        Lessee agrees to provide Lessor with copies of all notices received by Lessee, and all reports and tests prepared by or for Lessee, pursuant to or relating to such Environmental Laws or in response to any such notice.

        (5) In the event any Hazardous Material shall be present in, on or under the Industrial Center or the Premises at any time during the term hereof, other than Hazardous Material established to have been caused directly by Lessee's use of the Premises or as described in the Consent Decree, and such presence or the cleanup, removal, repair, detoxification or other remedial action with respect to such Hazardous Material interferes with the conduct of Lessee's business on the Premises, all rental payable by Lessee hereunder shall be reduced for the duration of such interference based on the extent of such interference; provided, however, if such interference is material and interferes, or reasonably appears that it will interfere, with Lessee's use of the Premises for at least a one hundred eighty (180) day period, Lessee shall have the right to terminate this Lease.

        (6) The obligations of Lessor and Lessee under this Article shall survive any termination of this Lease.

        55. Included in 54. above.

        56. Insurance Requirements. Lessee agrees, at its sole cost and expense, to:

            a. cause all activities in the Premises to be conducted in a manner which complies with the present and from time to time changed and modified requirements (hereinafter referred to as "Insurer Requirements") of the insurance companies at any time and from time to time carrying the fire and casualty insurance covering the Premises;

         b. cause all alterations, repairs and additions to be made to the Premises, both structural and non-structural, which are at any time and from time to time necessary to comply with present and future Insurer Requirements in connection with the Lease and the use of the Premises; and

         c. pay, as additional rent under the Lease, all increases in the premiums payable by Lessor for fire and casualty insurance for the Premises and other buildings owned by Lessor in proximity thereto which result from the use of the Premises by Lessee.

     57. Insurance Coverage. The insurance required of Lessee pursuant to paragraph 8.1 of the Lease shall be in an amount equal to $2,000,000 per occurrence.

     58. Notices. All notices required or desired to be given hereunder to either party shall be effective only if mailed, certified mail return receipt requested or U.S. Postal Services Express Mail or Federal Express Courier with proof of delivery, and if to Lessee, to the address of Lessee set forth at the end of the Lease, and if to Lessor, to Loral Corporation, 600 Third Avenue, New York, New York 10016, Attention Senior Vice President General Counsel, or such other address changed by such party by notices sent to the other in the manner herein provided. A copy of all notices given to Lessor shall be sent in the same manner to Loral Defense systems at Westvalley Technology Centre, 1300 South Litchfield Road, Goodyear, Arizona 85338.

     59. Common Area Regulations. Lessor shall have the right to promulgate rules and regulations at any time and from time to time governing the use by Lessee and other tenants of the Industrial Center. Such rules and regulations may include, without limitation, restrictions on the use of Common Areas in order to assure unobstructed access to the Airport adjacent to the Industrial Center and to designate the entrance to the Industrial Center that may be used by employees of Lessee. Lessee agrees to abide by all reasonable rules and regulations promulgated by Lessor and submitted in writing to Lessee.

     60. Rental Tax. Lessee shall pay to Lessor, as additional rent along with Base Rent, an amount equal to and in reimbursement of all rental tax payable by Lessor to the taxing authorities based upon all Rent payable by Lessee under the Lease.

     61. Annexation. Lessor reserves the right to apply for and obtain annexation of the Industrial Center in the City of Goodyear. Lessee agrees to cooperate with Lessor in connection with such application and proceedings in connection therewith. Upon such annexation: (a) the term "real property tax" shall include those imposed by the City of Goodyear and all water and sewer charges imposed by the City of Goodyear; (b) the term "laws" when used in this Lease shall include the laws of the City of Goodyear and (c) all other provisions of this Lease shall be applied and construed as if the Industrial Center was in the City of Goodyear as of the commencement of the term of the Lease. If this change materially interferes with the conduct of Lessee's business, Lessee can terminate.

     62. Assignment and Sublease Profits. In the case of any assignment of this Lease or any subletting of all or any part of the Premises by Lessee, Lessee shall pay to Lessor, as additional rent, 50% of all rent, additional rent and other consideration received by it pursuant to such assignment or sublease in excess of the rent and additional rent payable hereunder, less the amount of a reasonable brokerage fee plus tenant improvements incurred by Lessee in connection therewith.

     63. Size of Premises. The square footage area shown on Exhibit "A" attached hereto represents the gross leasable area of the Premises as determined by Lessor's Architect. Lessee acknowledges that it has been afforded the opportunity to independently verify the usable square foot area of the Premises and the allocable share of Common Area space added thereto in determining gross leasable area. The square foot area shown on such Exhibit "A" is hereby accepted by Lessee and shall be binding upon Lessee for all purposes of this Lease.

     64. Access. Lessor shall have access to the Premises during the progress of any repairs or other work in the Premises performed by Lessor pursuant to the provisions of this Lease and, in connection therewith, to bring in and store necessary tools and equipment. Lessor shall have access at all times to any area or equipment or facilities within the Premises which serves the Building or the Industrial Center including (without limitation) wells, substations, fire pumps and mains. Lessor shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Lessee by reason of such access or the making of such repairs or the performance of any such work or storing such tools and equipment, and the obligations of Lessee under this Lease shall not be affected thereby, provided that Lessor uses efforts reasonable under the circumstances to minimize to the extent practical any resulting inconveniences, annoyance, disturbance, loss of business or other damage to Lessee by reason of such access or making such repairs or the performance of any such work or of any of the matters referred to above.

        65. Alterations by Lessor. Lessor reserves and shall have the right from time to time to make alterations to the Building and Common Areas and to make such additions to the exterior of the Building as are required to comply with emergency access requirements for any tenants of the Building which do not materially diminish or interfere with Lessee's use of the Premises. Lessor, at any time and from time to time, shall have the right to install and thereafter maintain within the ceiling of the Premises such equipment, conduits and other items as are necessary to service the Building.

        66. Financial Statements; Lien. Deleted - (Lessee to provide Lessor latest current public financial data.)

        67. In accordance with paragraph 3.3, for payment purposes the lease payments will begin at the first of the month following possession.

        68. The items identified in Schedule I remain the property of the Lessor but will be made available for use by Lessee for the term of the lease unless specifically stated otherwise.

        69. Operating Expenses. Notwithstanding anything to the contrary contained in Paragraph 4.2 of the Lease Agreement, the term "Operating Expenses" shall not include: (a) the cost of labor and employees with respect to any employee above the level of building manager; (b) the cost of labor and employees with respect to any supervisory or other personnel not located at the Industrial Center on a full-time basis unless such costs are appropriately allocated between the Industrial Center and the other responsibilities of such personnel; (c) the cost of fixturing, furnishing, painting or decorating any leasable space in the Industrial Center; (d) the cost of any "tenant allowances", "tenant concessions", and any alterations, improvements, or replacements made to leasable space in the Industrial Center; (e) cost of leasehold improvements and other preparations for occupancy made for specific lessees; (f) amounts paid for legal, brokerage or other professional services in connection with the leasing of space or in connection with relationships or disputes with lessees, former lessees, prospective lessees or other occupants;
(g) depreciation and other non-cash charges (except as hereinafter provided);
(h) interest on or amortization of debts; (i) financing or refinancing costs;
(j) brokerage commissions; (k) cost of any work or services performed or furnished to any tenant to the extent that same is, can be or would customarily be reimbursed to Lessor or a third party; (l) the cost of completion of the Building and any other improvements to the Industrial Center; (m) the cost of correcting any defects in construction; (n) expenses for which Lessor is or will be reimbursed by insurance proceeds or condemnation awards; (o) advertising and promotional expenses; (p) income, transfer, inheritance and franchise taxes; (q) expenses in the nature of interest, fines and penalties; (r) expenses which are properly allocable to property other than the Industrial Center are located; (s) rent, additional rent and other charges payable under any ground lease or any lease superior to this Lease; (t) the cost of installing, operating and maintaining any specialty service such as an observatory, parking facility (unless parking is without charge for all lessees and their employees and guests), a restaurant or luncheon, athletic or recreational club; (u) any insurance premium to the extent that the cost thereof is reimbursed by any tenant or other party; (v) any management or similar fee in excess of the customary fee for a similar property located in the vicinity of the Industrial Center; (w) any costs or other sums paid to any person or entity related to or affiliated with Lessor to the extent that same exceeds the reasonable and customary cost thereof; (x) any repairs, replacements or other expenses resulting from the negligence or misconduct of Lessor or its employees or agents; (y) the cost of any electricity or other utilities furnished to any leasable space; (z) accounting fees incurred in connection with the preparation of financial statements, tax returns and other documents and information for Lessor or its mortgagees; (aa) costs of repairs or replacements incurred due to casualty or condemnation; (bb) costs in connection with services (including electricity), items, or other benefits of a type which are not standard for the Industrial Center and which are not available to Lessee without specific charge therefor, but which are provided to another tenant or occupant of the Industrial Center, whether or not such other tenant or occupant is specifically charged therefor by Lessor; (cc) compensation paid to clerks, attendants or other persons in commercial concessions (such as snack bars, restaurant or newsstand), if any, operated by Lessor or any subsidiary, affiliate or agent of Lessor; (dd) rentals and other related expenses, if any, incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment used in providing janitorial services and which is not affixed to the Industrial Center; (ee) costs and expenses for sculpture, paintings or other works of art, including costs incurred with respect to the purchase, ownership, leasing, showing, promotion, repair and/or maintenance of same; (ff) contributions to operating expense reserves; (gg) initial costs (but not replacements thereof) of spare parts, tools and equipment used in the operating, maintenance, cleaning, repair, landscaping and security of the Industrial Center; (hh) premiums and other charges with respect to rental loss insurance,
(ii) initial costs of interior and exterior landscaping; (jj) contributions to charitable organizations; (kk) costs incurred in removing the property of former lessees or occupants of the Industrial Center; and (ll) any items or amounts which are not reasonable in amount and customarily included in operating expenses for similar properties located in the vicinity of the Industrial Center; (mm) the cost of containing, removing or otherwise remediating any contamination of the land or other portions of the Industrial Center Premises, or other environmental liability.

        The cost of any repairs or replacements which, under generally accepted accounting principles would be capitalized, shall be amortized on a straight-line basis and taken as an operating expense over the useful life of the item in question, but only to the extent that such expenditure otherwise reduces operating expenses.

        Lessee and its representatives shall have the right, at Lessee's expense, to examine, audit and copy, during normal business hours, Lessor's books and records pertaining to the operating expenses for the proceeding years to enable Lessee to verify the accuracy thereof. Lessor shall cooperate with Lessee in any such examination and shall reimburse Lessee for any overcharge or at Lessee's election credit same to rent and additional rent due from Lessee. If such examination shows that the operating expenses were overstated by more than five percent (5%) for any particular year then Lessor shall reimburse Lessee for the cost of its audit and investigation. The foregoing provisions shall survive termination or expiration of the Lease.

        70. Right of First Refusal. In the event that Lessor shall, at any time prior to January 1, 1995, submit a proposal to a prospective tenant for a lease of all or any part of Building 23 identified on Exhibit "A", then Lessor shall give Lessee a copy of such proposal. Lessee shall have the right to lease all or such part of Building 23 on the same Terms and Conditions set forth in such proposal by giving Lessor, within ten (10) days after such proposal shall have been given to Lessee, written notice of its election to enter into such lease. In the event that Lessee shall fail to give lessor such notice of its election to enter into such lease within such ten (10) day period, or if Lessee shall be in default in the performance of any obligation under this lease at the time such election notice is given, then, the right granted herein to enter into such lease shall become null and void and Lessor shall be free to proceed to enter into a lease with another tenant on substantially the same Terms and Conditions provided for in such proposal. However, Lessee shall once again have the right granted by this paragraph if Lessor fails to enter into a lease on substantially the same Terms and Conditions provided for in such proposal within one hundred twenty (120) days after the expiration of such ten (10) day period referred to above. Lessee agrees to accept a minimum lease period of twenty-four (24) months in any exercised option.

                                  ADDENDUM TO
                    STANDARD INDUSTRIAL LEASE - MULTI-TENANT

                                  PREMISES AT

                          WESTVALLEY TECHNOLOGY CENTRE

                            Dated: February 1, 1993

                           Lessor: Loral Corporation

                         Lessee: CAVCO Industries, Inc.

                                   Schedule I

List of Lessor's equipment which will remain within the area identified in Exhibit "A" (racks, cranes, etc.) to be mutually defined by both parties. Lessee will be responsible for maintenance and upkeep of any of these items except for normal and usual wear.

1) Storage racks identified below:

Location             Height    No.         Width     No.      Depth    No. of
Bldg.      Type      Ft.       Uprights    Ft.       Beam     Ft.      Arms
-----      ----      ---       --------    ---       ----     ---      ----
 6         Finger     15         14                             8        68

 6         Finger     15         18                             4       159

 6         2 Legs      8         50        7'0"      156        4
           Frame

                                           9'4"       50        4
                                           9'0"      170        4

 6         2 Legs     10          3        9'0"       16      4'4"
           Frame

 6         2 Legs     12          5        9'0"       24        3
           Frame

 6         2 Legs    7'6"        60        4'0"      324        2
           Racks

 6         2 Legs    7'7"        24        4'0"      120
           Racks

2) 20-ton bridge crane (1 each).

3) 10-ton bridge crane (1 each).

Note: Items two (2) and three (3) above are currently on lease by Loral but will be made available to Cavco for their use until the expiration of the equipment lease.

                                ADDENDUM

                               SCHEDULE II

Item No.                       Description

 1.     Remove everything on the floor in the building

 2.     Remove all robots and associated equipment

 3.     Remove plasma cutter from north side lean-tos

 4.     Remove the cut off saw from north side lean-tos

 5.     Remove the shot blast building and equipment

 6.     Clean and pain lean-tos #7 and #8

 7.     Remove all equipment in lean-to near column F

 8.     Clean and paint lean-tos #2 and #3

 9.     Remove all fencing in the building

10.     Remove modular offices in the south bay

11.     Locate air inlet so CAVCO can tie in its own compressor

12.     Locate all water and sewer liens

13.     Install 50' sliding gate on the north fence per the print

14.     Install employee walkway fenced and paved with gate

15.     Install concrete ramp at new gate

16.     All bathrooms to be clean and functional

17.     Install perimeter fence

18. Raise bus bar between G and K columns per the drawing between the north and middle bay

19. Remove all overhead and steel in the north and middle bays between columns F and M

20. Remove free standing bridge crane and runway in middle bay on the east end of the building

21.     Repair railroad tracks to a usable condition

                             [SCHEMATIC GOES HERE]

                                   EXHIBIT A

PARCEL  NO. 1: 500-007-3C

BEGINNING at the Northeast corner of Section 16, Township 1 North, Range 1 West of the Gila and Salt River Base and Meridian, Maricopa County, Arizona;

thence South 1 degree 52 minutes East on the East line of said Section 16, a distance of 3321.6 feet to a point, said point being 359.4 feet Northwesterly at right angle from the center line of Southern Pacific Railroad Company's constructed Main Tract from Phoenix to Wellton;

thence South 55 degrees 46 minutes West, a distance of 41.4 feet to a point on the Westerly right-of-way of the Highway along the East line of Section 16, said point being the beginning of the Westerly right-of-way line of the Southern Pacific Railroad;

thence continuing South 55 degrees 46 minutes West a distance of 878.8 feet to a point 25.0 feet Northeasterly measured radially from the center line of the East leg of the Southern Pacific Railroad Company's Wye Track on the Litchfield Park Branch, said point being on the Northeasterly right-of-way line near center of a curve having an intersection angle of 109 degrees 33 minutes degree of curve 7 degrees 45 minutes, radius 739.5 feet, tangent 1047.0 feet;

thence Northwesterly along curve to the right, a distance of 766.23 feet to the end of curve (point of tangent);

thence North 8 degrees 17 minutes West a distance of 59.2 feet to a point 25.0 feet East at right angle from the center line of the Main Track, being the North end of the East leg of the Southern Pacific Railroad Company's Wye Track on the Litchfield Park Branch;

thence North 1 degree 55 minutes West a distance of 3003.48 feet to a point
25.0 feet East at right angle from center line of the Main Track, said point being the beginning of a curve to the right, having an intersection angle of 2 degrees 04 minutes, degree of curve 0 degrees 30 minutes 4 seconds, radius 11434.15 feet, tangent 206.27 feet, length of curve 412.44 feet;

thence continuing on the curve a distance of 206.22 feet to a point on the North line of Section 16;

thence South 89 degrees 48 minutes East a distance of 1217.22 feet to the Northeast corner of Section 16, the Place of Beginning;

EXCEPT any portion falling within Railroad right-of-way; and also

EXCEPT in accordance with Executive Order 9908, approved on December 5, 1947 (12 F.R. 8223), all uranium, thorium and all other materials determined pursuant to
Section 5 (b) (1) of the Atomic Energy Act of 1946 (60 Stat. 761) to be peculiarly essential to the production of fissionable material, as reserved to the United States of America by instrument recorded April 19, 1950 in Docket 537, page 255, records of Maricopa County, Arizona.

PARCEL NO. 2:

BEGINNING at the East quarter corner of Section 16, Township 1 North